UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

HARTMARX CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-8501	36-3217140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Wacker Drive
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

(312) 372-6300
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 2.02   Results of Operation and Financial Condition

On October 1, 2008, Hartmarx Corporation issued the press release attached hereto as Exhibit 99.1

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated October 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTMARX CORPORATION

/s/ Taras R. Proczko
Taras R. Proczko Senior Vice President

Dated:   October 3, 2008

EXHIBIT LIST

Exhibit Number	Description

99.1	Press Release dated October 1, 2008